                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

                        DATE OF REPORT: DECEMBER 3, 2002
                        (Date of earliest event reported)


                                HAWK CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                    001-13797                 34-1608156
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)             File Number)          Identification Number)

             200 PUBLIC SQUARE, SUITE 30-5000, CLEVELAND, OHIO 44114 (Address of principal executive offices including zip code)

                                 (216) 861-3553
              (Registrant's telephone number, including area code)


ITEM 9.  REGULATION FD DISCLOSURE

On December 3, 2002, Hawk Corporation made a presentation to investors and financial analysts. The presentation will be posted to the Company's website (www.hawkcorp.com) and a copy is also filed as Exhibit 99.1.

The presentation includes forward-looking statements that involve risks and uncertainties. These forward-looking statements are based upon management's expectations and beliefs concerning future events. Forward-looking statements are necessarily subject to risks, uncertainties and other factors, many of which are outside the control of the Company that could cause actual results to differ materially from such statements. Actual results and events may differ significantly from those projected in the forward-looking statements. Reference is made to Hawk's filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2001, its quarterly reports on Form 10-Q, and other periodic filings, for a description of the foregoing and other factors that could cause actual results to differ materially from those in the forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:

         99.1     Hawk Corporation Investor Presentation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    December 3, 2002                HAWK CORPORATION

                                         By:  /s/ Thomas A. Gilbride
                                             -----------------------------------
                                                  Thomas A. Gilbride
                                                  Vice President - Finance
                                                   and Treasurer

                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

99.1                       Hawk Corporation Investor Presentation